Investor Presentation Fourth Quarter and Year End 2023

Safe Harbor Statement and Disclaimer Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Five Star," or “the Company” refers to Five Star Bancorp, a California corporation, and our consolidated subsidiaries, including Five Star Bank, a California state- chartered bank, unless the context indicates that we refer only to the parent company, Five Star Bancorp. This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements represent plans, estimates, objectives, goals, guidelines, expectations, intentions, projections and statements of the Company’s beliefs concerning future events, business plans, objectives, expected operating results, and the assumptions upon which those statements are based. Forward-looking statements include without limitation, any statement that may predict, forecast, indicate or imply future results, performance, or achievements, and are typically identified with words such as “may,” “could,” “should,” “will,” “would,” “believe,” “anticipate,” “estimate,” “expect,” “aim,” “intend,” “plan,” or words or phases of similar meaning. The Company cautions that the forward-looking statements are based largely on the Company’s expectations and are subject to a number of known and unknown risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. Such forward-looking statements are based on various assumptions (some of which may be beyond the Company’s control) and are subject to risks and uncertainties, which change over time, and other factors which could cause actual results to differ materially from those currently anticipated. New risks and uncertainties may emerge from time to time, and it is not possible for the Company to predict their occurrence or how they will affect the Company. If one or more of the factors affecting the Company’s forward-looking information and statements proves incorrect, then the Company’s actual results, performance, or achievements could differ materially from those expressed in, or implied by, forward-looking information and statements contained in this press release. Therefore, the Company cautions you not to place undue reliance on the Company’s forward-looking information and statements. Important factors that could cause actual results to differ materially from those in the forward-looking statements are set forth in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 and Form 10-Q for the quarter ended September 30, 2023, in each case under the section entitled “Risk Factors,” and other documents filed by the Company with the Securities and Exchange Commission from time to time. The Company disclaims any duty to revise or update the forward-looking statements, whether written or oral, to reflect actual results or changes in the factors affecting the forward-looking statements, except as specifically required by law. Industry Information This presentation includes statistical and other industry and market data that we obtained from government reports and other third-party sources. Our internal data, estimates, and forecasts are based on information obtained from government reports, trade, and business organizations and other contacts in the markets in which we operate and our management’s understanding of industry conditions. Although we believe that this information (including the industry publications and third-party research, surveys, and studies) is accurate and reliable, we have not independently verified such information. In addition, estimates, forecasts, and assumptions are necessarily subject to a high degree of uncertainty and risk due to a variety of factors. Finally, forward-looking information obtained from these sources is subject to the same qualifications and the additional uncertainties regarding the other forward-looking statements in this presentation. Unaudited Financial Data Numbers contained in this presentation for the quarter ended December 31, 2023 and for other quarterly periods are unaudited. Additionally, numbers contained in this presentation for the full fiscal year ended December 31, 2023 are unaudited. As a result, subsequent information may cause a change in certain accounting estimates and other financial information, including the Company’s allowance for credit losses, fair values, and income taxes. Non-GAAP Financial Measures The Company uses financial information in its analysis of the Company’s performance that is not in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company’s financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. See the appendix to this presentation for a reconciliation of these non-GAAP measures to the most directly comparable GAAP financial measures. Fourth Quarter 2023 Investor Presentation | 2

Agenda Fourth Quarter 2023 Investor Presentation | 3 •Company Overview •Financial Highlights •Loans and Credit Quality •Deposit and Capital Overview •Financial Results

Company Overview Fourth Quarter 2023 Investor Presentation | 4

Company Overview Nasdaq: Headquarters: Asset Size: Loans Held for Investment: Deposits: Bank Branches: Fourth Quarter 2023 Investor Presentation | 5 FSBC Rancho Cordova, California $3.6 billion $3.1 billion $3.0 billion 7 Note: Balances are as of December 31, 2023. Five Star is a community business bank that was founded to serve the commercial real estate industry. Today, the markets we serve have expanded to meet customer demand and now include manufactured housing and storage, faith-based, government, nonprofits, and more.

Executive Team Fourth Quarter 2023 Investor Presentation | 6 James Beckwith President and Chief Executive Officer Five Star since 2003 John Dalton Senior Vice President and Chief Credit Officer Five Star since 2011 Mike Lee Senior Vice President and Chief Regulatory Officer Five Star since 2005 Michael Rizzo Senior Vice President and Chief Banking Officer Five Star since 2005 Brett Wait Senior Vice President and Chief Information Officer Five Star since 2011 Lydia Ramirez Senior Vice President and Chief Operations and Chief DE&I Officer Five Star since 2017 Heather Luck Senior Vice President and Chief Financial Officer Five Star since 2018 Shelley Wetton Senior Vice President and Chief Marketing Officer Five Star since 2015

Financial Highlights Fourth Quarter 2023 Investor Presentation | 7

$565 $604 $811 $840 $973 $1,272 $1,480 $1,954 $2,557 $3,227 $3,397 $3,403 $3,505 $3,593 $1,806 $2,535 $148 $22 Total Assets Excluding PPP Loans PPP Loans 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Consistent and Organic Asset Growth Fourth Quarter 2023 Investor Presentation | 8 Note: Dollars are in millions. Balances are end of period. References to PPP are the Paycheck Protection Program. 1. CAGR is based upon balances as of December 31, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) CAGR (1) 5 years 10 years Total Assets 23.08% 20.33%

Financial Highlights Fourth Quarter 2023 Investor Presentation | 9 (dollars in thousands except per share data) For the three months ended For the year ended 12/31/2023 9/30/2023 12/31/2022 12/31/2023 12/31/2022 Profitability Net income $ 10,799 $ 11,045 $ 13,282 $ 47,734 $ 44,801 Return on average assets ("ROAA") 1.26% 1.30% 1.70% 1.44% 1.57 % Return on average equity ("ROAE") 15.45% 16.09% 21.50% 17.85% 18.80 % Earnings per share (basic and diluted) $ 0.63 $ 0.64 $ 0.77 $ 2.78 $ 2.61 Net Interest Margin Net interest margin 3.19% 3.31% 3.83% 3.42% 3.75 % Average loan yield 5.64% 5.57% 5.12% 5.52% 4.75 % Average cost of interest-bearing deposits 3.29% 3.01% 1.51% 2.77% 0.71 % Average cost of total deposits 2.39% 2.18% 0.95% 1.97% 0.43 % Total cost of funds 2.50% 2.28% 1.16% 2.10% 0.57% 12/31/2023 12/31/2022 Deposits and Securities Non-interest-bearing deposits $ 831,101 $ 971,246 Interest-bearing deposits 2,195,795 1,810,758 Total deposits 3,026,896 2,782,004 Total securities 111,160 119,744 Total securities to interest-earning assets 3.17% 3.79 % Asset Quality Nonperforming loans to loans held for investment 0.06% 0.01 % Allowance for credit losses to loans held for investment 1.12% 1.02 % Note: Yields are based on average balance and annualized quarterly interest income. Costs are based on average balance and annualized quarterly interest expense.

Financial Highlights - December 31, 2023 Fourth Quarter 2023 Investor Presentation | 10 Growth • Continued balance sheet growth with increases in loans held for investment of $290.4 million and increases in deposits of $244.9 million since December 31, 2022. Funding • Non-interest-bearing deposits comprised 27.46% of total deposits, compared to 27.49% as of September 30, 2023 and 34.91% as of December 31, 2022. • Deposits comprised 91.52% of total liabilities, as compared to 93.85% of total liabilities as of September 30, 2023 and 93.53% of total liabilities as of December 31, 2022. Liquidity • Insured and collateralized deposits were approximately $2.0 billion, representing 66.79% of total deposits, compared to 66.33% as of September 30, 2023. • Cash and cash equivalents were $321.6 million, representing 10.62% of total deposits, compared to 10.67% as of September 30, 2023 and 9.35% as of December 31, 2022. Capital • All capital ratios were above well-capitalized regulatory thresholds. • On October 20, 2023 and January 19, 2024, the Company announced cash dividends of $0.20 per share for the three months ended September 30, 2023 and December 31, 2023, respectively.

Loans and Credit Quality Fourth Quarter 2023 Investor Presentation | 11

$148 $22 4.93% 5.28% 5.45% 4.96% 4.71% 5.64%Non-PPP Loans PPP Loans Average Loan Yield Average Loan Yield Excluding PPP Loans Consistent Loan Growth To ta l L oa ns (M ill io ns ) $2,079 $2,381 $2,583 $2,791 $2,870 $2,927 $3,010 $3,082 $2 4.53% 4.48% 4.75% 5.12% 5.36% 5.50% 5.57% 5.64% Q1 2022 Q2 2022 Q3 2022 Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Fourth Quarter 2023 Investor Presentation | 12 Note: Loan balances are end of period loans held for investment. Yields are based on average balance and annualized quarterly interest income. 1. CAGR is based upon balances as of December 31, 2023. 2. A reconciliation of this non-GAAP measure is set forth in the appendix. (2) Quarterly Trend To ta l L oa ns (M ill io ns ) $960 $1,180 $1,355 $1,912 $2,791 $3,082 $148 $22 5.28% 5.45% 4.96% 4.82% 4.75% 5.52% 2018 2019 2020 2021 2022 2023 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Annual Trend CAGR (1) 5 years Total Loans 26.27%

Loan Portfolio Composition Fourth Quarter 2023 Investor Presentation | 13 Commercial real estate 87.1% Commercial land and development 0.5% Commercial construction 2.0% Residential construction 0.5% Residential 0.8% Farmland 1.7% Secured 5.4% Unsecured 0.8% Consumer and other 1.2% Types of collateral securing commercial real estate ("CRE") loans Loan Balance ($000s) # of Loans % of CRE Manufactured home community $ 813,687 380 30.30 % RV Park 343,817 114 12.80 % Retail 273,100 91 10.17 % Multifamily 211,598 95 7.88 % Faith-based 184,799 99 6.88 % Mini storage 176,380 46 6.57 % Industrial 173,192 128 6.45 % Office 135,928 89 5.06 % All other types (1) 372,918 164 13.89 % Total $ 2,685,419 1,206 100.00 % Note: Balances are net book value as of December 31, 2023, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

$814M $344M $273M $212M $185M $176M $173M $136M $373M $1,430M $600M $541M $428M $488M $358M $417M $299M $757M 62.28% 61.88% 56.74% 54.26% 46.40% 56.67% 51.57% 52.38% 59.13% Loan Balance Collateral Value Weighted Average Loan-to-Value Manufactured home community RV Park Retail Multifamily Faith-based Mini storage Industrial Office All other types $0M $250M $500M $750M $1,000M $1,250M $1,500M CRE Collateral Values Fourth Quarter 2023 Investor Presentation | 14 (1) Note: Balances are net book value as of December 31, 2023, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. 1. Types of collateral in “all other types” are those that individually make up less than 5% CRE concentration.

Loan Portfolio Diversification We focus primarily on commercial lending, with an emphasis on commercial real estate. We offer a variety of loans to small and medium-sized businesses, professionals, and individuals, including commercial real estate, commercial land and construction, and farmland loans. To a lesser extent, we also offer residential real estate, construction real estate, and consumer loans. Fourth Quarter 2023 Investor Presentation | 15Note: Balances are net book value as of December 31, 2023, before allowance for credit losses, before deferred loan fees, and exclude loans held for sale. Loans by Type Loans by Purpose Real Estate Loans by Geography CML Term CRE NOO, 37.7% CML Term Multifamily, 33.0% CML Term CRE OO, 16.1% CML Secured, 2.8% CML Const CRE, 2.0% SBA 7A Secured, 1.6% CML Term Ag RE, 1.7% Others, 5.1% CA, 57.1% TX, 6.9% AZ, 4.0% NV, 3.7% NC, 3.0% FL, 2.8% OR, 2.3% CO, 1.5% MO, 1.4% GA, 1.3% WI, 1.2% TN, 1.2% WA, 1.2% Other, 12.4%CRE Manufactured Home, 26.4% CRE Other, 14.6% CRE RV Park, 11.1% CRE Retail, 8.9% CRE Multifamily, 6.9% CRE Faith Based, 6.0% CRE Mini Storage, 5.7% CRE Industrial, 5.6% CRE Office, 4.4% Commercial Other, 3.5% Commercial Construction, 2.5% Commercial SBA 7A, 1.6% Commercial Term Loan, 1.2% Others, 1.6%

Loan Rollforward Fourth Quarter 2023 Investor Presentation | 16Note: Dollars are in millions. Beginning and ending balances are as of period end, before allowance for credit losses, including deferred loan fees, and excluding loans held for sale. Q4 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Beginning Balance $ 2,583 $ 2,791 $ 2,870 $ 2,927 $ 3,010 Originations 295 135 254 135 144 Payoffs and Paydowns (87) (56) (197) (52) (72) Ending Balance $ 2,791 $ 2,870 $ 2,927 $ 3,010 $ 3,082

Asset Quality

Our primary objective is to maintain a high level of asset quality in our loan portfolio. In order to maintain our strong asset quality, we:

- Place emphasis on our commercial portfolio, where we reevaluate risk assessments as a result of reviewing commercial property operating statements and borrower financials
- Monitor payment performance, delinquencies, and tax and property insurance compliance
- Design our practices to facilitate the early detection and remediation of problems within our loan portfolio
- Employ the use of an outside, independent consulting firm to evaluate our underwriting and risk assessment process

Nonperforming Loan Trend



$2.1M
0.22%
$0.8M
0.07%
$0.5M
0.03%
$0.6M
0.03%
$0.4M
0.01%
$0.4M
0.01%
$0.3M
0.01%
$2.0M
0.07%
$2.0M
0.06%
2018
2019
2020
2021
2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023
Nonperforming Loans
Nonperforming Loans to Loans HFI

Allowance for Credit Losses and Net Charge-off Trend



1.21%
1.26%
1.48%
1.20%
1.02%
1.12%
0.23%
0.21%
0.12%
0.04%
0.07%
0.11%
2018
2019
2020
2021
2022
2023
Allowance for Credit Losses to Loans HFI
Net Charge-offs to Average Loans HFI

FIVE STAR BANCORP

Note: References to loans HFI are loans held for investment, which are the equivalent of total loans outstanding at each period end. References to average loans HFI are average loans held for investment during the period.

Fourth Quarter 2023 Investor Presentation | 17

Allocation of Allowance for Credit Losses

(dollars in thousands)	December 31, 2022		March 31, 2023		June 30, 2023		September 30, 2023		December 31, 2023	
Allowance for Credit Losses	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**	**Amount**	**% of Total**
Real estate:										
Commercial	$ 19,216	67.69 %	$ 27,119	79.37 %	$ 27,553	81.08 %	$ 27,901	82.00 %	$ 29,015	84.27 %
Commercial land & development	54	0.19 %	226	0.66 %	184	0.54 %	198	0.58 %	178	0.52 %
Commercial construction	645	2.27 %	1,438	4.21 %	1,212	3.57 %	1,220	3.59 %	718	2.08 %
Residential construction	49	0.17 %	175	0.51 %	217	0.64 %	115	0.34 %	89	0.26 %
Residential	175	0.62 %	181	0.53 %	152	0.45 %	151	0.44 %	151	0.44 %
Farmland	644	2.27 %	219	0.64 %	236	0.69 %	393	1.15 %	399	1.16 %
Total real estate loans	20,783	73.21 %	29,358	85.92 %	29,554	86.97 %	29,978	88.10 %	30,550	88.73 %
Commercial:										
Secured	7,098	25.00 %	4,258	12.46 %	3,751	11.04 %	3,461	10.17 %	3,314	9.62 %
Unsecured	116	0.41 %	152	0.44 %	209	0.61 %	213	0.63 %	189	0.55 %
Total commercial loans	7,214	25.41 %	4,410	12.90 %	3,960	11.65 %	3,674	10.80 %	3,503	10.17 %
Consumer and other	347	1.22 %	404	1.18 %	470	1.38 %	376	1.10 %	378	1.10 %
Unallocated	45	0.16 %	—	— %	—	— %	—	— %	—	— %
Total allowance for credit losses	**$ 28,389**	**100.00 %**	**$ 34,172**	**100.00 %**	**$ 33,984**	**100.00 %**	**$ 34,028**	**100.00 %**	**$ 34,431**	**100.00 %**

FIVE STAR BANCORP

Fourth Quarter 2023 Investor Presentation | 18

Risk Grade Migration Fourth Quarter 2023 Investor Presentation | 19 Classified Loans (Loans Rated Substandard or Doubtful) (dollars in thousands) 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Real estate: Commercial $ 106 $ 102 $ — $ 1,923 $ 1,892 Commercial land & development — — — — — Commercial construction — — — — — Residential construction — — — — — Residential 175 175 175 — — Farmland — — — — — Commercial: Secured 123 118 112 79 72 Unsecured — — — — — Consumer and other 26 23 22 21 12 Total $ 430 $ 418 $ 309 $ 2,023 $ 1,976 % o f L oa n Po rt fo lio O ut st an di ng , b y Ri sk G ra de 99.20% 99.15% 99.17% 98.82% 98.65% 0.78% 0.84% 0.82% 1.11% 1.28% 0.02% 0.01% 0.01% 0.07% 0.06% Pass Watch Substandard Doubtful 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Note: Loan portfolio outstanding is the total balance of loans outstanding at period end, before deferred loan fees, before allowance for loan losses, and excluding loans held for sale.

Deposit and Capital Overview Fourth Quarter 2023 Investor Presentation | 20

Deposit Composition Fourth Quarter 2023 Investor Presentation | 21 Note: Balances are as of December 31, 2023 and include time and wholesale deposits. 1. Types of accounts in “Other” are individuals, trusts, estates, and market verticals that individually make up less than 0.4% of all deposits. 2. Local Agency Depositors includes State of California. Total Deposits by Relationship Size Local Agency BreakoutTotal Deposits by Market Vertical Local Agency Depositors, 26.74% All Other Depositors, 73.26% Government, 26.80% Commercial Real Estate and Construction, 14.49% Other, 15.47% Small to Medium Sized Business, 10.85% Professional Service Practice, 9.08% Non-profit, 6.15% Manufactured Home Community, 5.98% Healthcare and Practice, 5.72%Faith-based, 2.43% Venture Banking, 2.20% Agriculture and Ag Tech, 0.83% Relationships > $5 million, 61.69% Relationships ≤ $5 million, 38.31% 8.78 Years Average Age of Relationships > $5 million $256,000 Average Deposit Account Balance

Diversified Funding Fourth Quarter 2023 Investor Presentation | 22 Total Deposits(1) = $3.0 billion 91.5% of Total Liabilities Liability Mix 1. Balance as of December 31, 2023. 2. Loan balance in loan to deposit ratio is total loans held for investment and sale at period end. Loan(2) to Deposit Ratio Non-Interest-Bearing Deposits to Total Deposits 83.2% 90.5% 84.5% 85.1% 100.7% 98.7% 100.2% 99.6% 102.2% 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 29.0% 29.6% 39.3% 39.5% 34.9% 28.6% 28.4% 27.5% 27.5% 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Money Market, 38.8% Non-Interest- Bearing Demand, 25.1% Time Deposits, 14.1% Interest-Bearing Demand, 9.7% Borrowings & Subordinated Debt, 7.4%Savings, 3.8% Other Liabilities, 1.1%

$1.2B $1.3B $1.8B $2.3B $2.8B $2.9B $2.9B $3.0B $3.0B $600M $708M $889M $1,001M $1,228M $1,419M $1,423M $1,474M $1,409M$337M $389M $701M $902M $971M $836M $833M $833M $831M $124M $119M $146M $279M $240M $294M $297M $298M $320M $100M $97M $48M $104M $343M $373M $378M $428M $467M Money Market & Savings Non-Interest-Bearing Demand Interest-Bearing Demand Time Deposits 2018 2019 2020 2021 2022 Q1 2023 Q2 2023 Q3 2023 Q4 2023 Strong Deposit Growth Fourth Quarter 2023 Investor Presentation | 23 Note: Balances are end of period. Cost of total deposits is based on total average balance of interest-bearing and non- interest-bearing deposits and annualized quarterly deposit interest expense. 1. CAGR is based upon balances as of December 31, 2023. Cost of Total Deposits 0.55% 0.81% 0.44% 0.11% 0.43% 1.35% 1.92% 2.18% 2.39% CAGR (1) 5 years Total Deposits 21.12%

Capital Ratios Fourth Quarter 2023 Investor Presentation | 24 Tier 1 Leverage Ratio Tier 1 Capital to RWA Total Capital to RWA Common Equity Tier 1 to RWA Note: References to RWA are risk-weighted assets. 6.81% 7.51% 6.58% 9.47% 8.60% 8.73% 2018 2019 2020 2021 2022 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.07% 2018 2019 2020 2021 2022 2023 7.48% 8.21% 8.98% 11.44% 8.99% 9.07% 2018 2019 2020 2021 2022 2023 10.79% 11.52% 12.18% 13.98% 12.46% 12.30% 2018 2019 2020 2021 2022 2023

Financial Results Fourth Quarter 2023 Investor Presentation | 25

Earnings Track Record

Quarterly Trend of Pre-Tax, Pre-Provision Income[1]



$22.5M
$20.0M
$17.5M
$15.0M
$12.5M
$10.0M
$7.5M
$5.0M
$2.5M
$0.0M
$14.5M
$16.3M
$18.8M
$20.0M
$19.4M
$18.4M
$16.8M
$16.0M
Q1 2022
Q2 2022
Q3 2022
Q4 2022
Q1 2023
Q2 2023
Q3 2023
Q4 2023

Annual Trend



$80.0M
$70.0M
$60.0M
$50.0M
$40.0M
$30.0M
$20.0M
$10.0M
$0.0M
$48.8M
$47.1M
$69.6M
$62.9M
$70.6M
$66.6M
2021
2022
2023
Pre-tax, pre-provision income(1)
Pre-tax income

FIVE STAR BANCORP

1. A reconciliation of this non-GAAP measure is set forth in the appendix.

Fourth Quarter 2023 Investor Presentation | 26

Operating Metrics Fourth Quarter 2023 Investor Presentation | 27 Efficiency RatioNet Interest Margin 3.93% 3.98% 3.68% 3.64% 3.75% 3.42% 2018 2019 2020 2021 2022 2023 42.27% 38.63% 37.92% 42.46% 36.90% 40.35% 2018 2019 2020 2021 2022 2023 Note: All 2023 figures are through December 31, 2023. Total Income Before Taxes $23.4M $30.4M $37.3M $47.1M $62.9M $66.6M 2018 2019 2020 2021 2022 2023

Non-interest Income and Expense Comparison Fourth Quarter 2023 Investor Presentation | 28 (dollars in thousands) For the three months ended For the year ended 12/31/2023 9/30/2023 12/31/2022 12/31/2023 12/31/2022 Non-interest Income Service charges on deposit accounts $ 165 $ 158 $ 97 $ 575 $ 467 Net gain (loss) on sale of securities (167) — — (167) 5 Gain on sale of loans 317 396 637 1,952 2,934 Loan-related fees 667 355 407 1,719 2,207 FHLB stock dividends 314 274 193 970 546 Earnings on bank-owned life insurance 155 127 119 510 412 Other income 485 74 148 1,952 586 Total non-interest income $ 1,936 $ 1,384 $ 1,601 $ 7,511 $ 7,157 Non-interest Expense Salaries and employee benefits $ 7,182 $ 6,876 $ 5,698 $ 27,097 $ 22,571 Occupancy and equipment 583 561 511 2,218 2,059 Data processing and software 1,110 1,020 839 4,015 3,091 Federal Deposit Insurance Corporation insurance 370 375 245 1,557 850 Professional services 658 700 553 2,575 2,467 Advertising and promotional 717 535 568 2,403 1,908 Loan-related expenses 268 345 358 1,192 1,287 Other operating expenses 1,775 1,603 1,945 6,718 6,436 Total non-interest expense $ 12,663 $ 12,015 $ 10,717 $ 47,775 $ 40,669

Shareholder Returns Fourth Quarter 2023 Investor Presentation | 29 ROAA ROAE EPS (basic and diluted) Value per Share (book and tangible book(1)) Note: All 2023 figures are through December 31, 2023. 1. See Appendix for more information on this non-GAAP measure. 1.99% 2.15% 1.95% 1.86% 1.57% 1.44% 2018 2019 2020 2021 2022 2023 29.28% 31.40% 31.16% 22.49% 18.80% 17.85% 2018 2019 2020 2021 2022 2023 $3.08 $3.40 $3.57 $2.83 $2.61 $2.78 2018 2019 2020 2021 2022 2023 $10.88 $11.25 $12.16 $13.65 $14.66 $16.56 2018 2019 2020 2021 2022 2023

Five Star Bank proudly supports women in business and those serving our region’s most vulnerable. Our customers advocate for communities, drive collaboration, and foster responsive, community-based programs that promote healthy relationships while supporting survivors of sexual assault, domestic violence, and human trafficking. Our clients are change- agents who inspire, motivate, and uplift those who need us most. Ashlie Bryant, Co-Founder and CEO, 3Strands Global Foundation Beth Hassett, CEO and Executive Director, WEAVE Staci Anderson, President and CEO, PRO Youth and Families Five Star Bank customer Capital College & Career Academy ("CCCA") provides real-world learning opportunities, ensuring students graduate with the skills and certifications needed to become change-makers in their communities. Together, we can make a difference in the lives of the next generation of leaders in the Sacramento region. Anamanu Fotofili, Student, CCCA Kevin Dobson, Founder and Executive Director, CCCA Dylan Newman, Student, CCCA Five Star Bank supports our customer, Street Soccer USA ("SSUSA") and their mission to fight poverty and strengthen communities through soccer. SSUSA serves youth and special needs populations including families experiencing homelessness, adults recovering from addiction/ substance abuse, and mental health diagnoses. SSUSA is the official partner of the Homeless World Cup and Street Child World Cup. We share their mission to fight poverty and strengthen others as they encourage positive changes in their players' lives. Sienna Jackson, Homeless World Cup 2023 Sacramento, California – Team USA Lisa Wrightsman, Managing Director, SSUSA and Homeless World Cup 2010 Rio De Janeiro, Brazil – Team USA Angela Draws, Homeless World Cup 2014 Santiago, Chile – Team USA We strive to become the top business bank in all markets we serve through exceptional service, deep connectivity, and customer empathy. We are dedicated to serving real estate, agricultural, faith-based, and small to medium-sized enterprises. We aim to consistently deliver value that meets or exceeds the expectations of our shareholders, customers, employees, business partners, and community.

Appendix: Non-GAAP Reconciliation (Unaudited)

The Company uses financial information in its analysis of the Company's performance that is not in conformity with GAAP. The Company believes that these non-GAAP financial measures provide useful information to management and investors that is supplementary to the Company's financial condition, results of operations, and cash flows computed in accordance with GAAP. However, the Company acknowledges that its non-GAAP financial measures have a number of limitations. As such, investors should not view these disclosures as a substitute for results determined in accordance with GAAP. Additionally, these non-GAAP measures are not necessarily comparable to non-GAAP financial measures that other banking companies use. Other banking companies may use names similar to those the Company uses for the non-GAAP financial measures the Company discloses, but may calculate them differently. Investors should understand how the Company and other companies each calculate their non-GAAP financial measures when making comparisons.

Average loan yield, excluding PPP loans, is defined as the daily average loan yield, excluding PPP loans, and includes both performing and nonperforming loans. The most directly comparable GAAP financial measure is average loan yield.

Total assets, excluding PPP loans, is defined as total assets less PPP loans. The most directly comparable GAAP financial measure is total assets.

Pre-tax, pre-provision income is defined as net income plus provision for income taxes and provision for loan losses. The most directly comparable GAAP financial measure is pre-tax income.

Tangible book value per share is defined as total shareholders' equity less goodwill and other intangible assets, divided by the outstanding number of common shares at the end of the period. The most directly comparable GAAP financial measure is book value per share. We had no goodwill or other intangible assets at the end of any period indicated. As a result, tangible book value per share is the same as book value per share at the end of each of the periods indicated.

(dollars in thousands)	For the three months ended								For the year ended			
Average loan yield, excluding PPP loans	**3/31/2022**	**6/30/2022**	**9/30/2022**	**12/31/2022**	**3/31/2023**	**6/30/2023**	**9/30/2023**	**12/31/2023**	**12/31/2020**	**12/31/2021**	**12/31/2022**	**12/31/2023**
Interest and fee income on loans	$ 22,112	$ 24,879	$ 29,886	$ 34,918	$ 37,494	$ 39,929	$ 41,861	$ 43,429	$ 71,405	$ 78,894	$ 111,795	$ 162,713
Less: interest and fee income on PPP loans	610	25	—	—	—	—	—	—	6,535	7,417	635	—
Interest and fee income on loans, excluding PPP loans	21,502	24,854	29,886	34,918	37,494	39,929	41,861	43,429	64,870	71,477	111,160	162,713
Annualized interest and fee income on loans, excluding PPP loans (numerator)	87,200	99,689	118,569	138,533	152,059	160,155	166,079	172,300	64,870	71,477	111,160	162,713
Average loans held for investment and sale	1,977,509	2,227,215	2,494,468	2,703,865	2,836,070	2,914,388	2,982,140	3,055,042	1,439,380	1,637,280	2,353,148	2,947,603
Less: average PPP loans	8,886	427	—	—	—	—	—	—	165,414	116,652	2,297	—
Average loans held for investment and sale, excluding PPP loans (denominator)	1,968,623	2,226,788	2,494,468	2,703,865	2,836,070	2,914,388	2,982,140	3,055,042	1,273,966	1,520,628	2,350,851	2,947,603
Average loan yield, excluding PPP loans	4.43 %	4.48 %	4.75 %	5.12 %	5.36 %	5.50 %	5.57 %	5.64 %	5.09 %	4.70 %	4.73 %	5.52 %

FIVE STAR BANCORP

Fourth Quarter 2023 Investor Presentation | 31

Appendix: Non-GAAP Reconciliation (Unaudited) Fourth Quarter 2023 Investor Presentation | 32 (dollars in millions) Total assets, excluding PPP loans 12/31/2020 12/31/2021 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 Total assets $ 1,954 $ 2,557 $ 3,227 $ 3,397 $ 3,403 $ 3,505 $ 3,593 Less: PPP loans 148 22 — — — — — Total assets, excluding PPP loans $ 1,806 $ 2,535 $ 3,227 $ 3,397 $ 3,403 $ 3,505 $ 3,593 (dollars in thousands) Three months ended Pre-tax, pre-provision income 3/31/2022 6/30/2022 9/30/2022 12/31/2022 3/31/2023 6/30/2023 9/30/2023 12/31/2023 Net income $ 9,862 $ 9,953 $ 11,704 $ 13,282 $ 13,161 $ 12,729 $ 11,045 $ 10,799 Add: provision for income taxes 3,660 4,080 4,830 5,487 5,340 4,440 4,750 4,352 Add: provision for credit losses 950 2,250 2,250 1,250 900 1,250 1,050 800 Pre-tax, pre-provision income $ 14,472 $ 16,283 $ 18,784 $ 20,019 $ 19,401 $ 18,419 $ 16,845 $ 15,951 (dollars in thousands) Year ended Pre-tax, pre-provision income 12/31/2021 12/31/2022 12/31/2023 Net income $ 42,441 $ 44,801 $ 47,734 Add: provision for income taxes 4,707 18,057 18,882 Add: provision for credit losses 1,700 6,700 4,000 Pre-tax, pre-provision income $ 48,848 $ 69,558 $ 70,616